UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 16, 2003

Commission File Number 33-72574

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1574463
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1801 Douglas Drive

Sanford, North Carolina

27330-1410

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name, former address and former fiscal year, if changed since last report)

This Amendment No. 1 to the Current Report on Form 8-K originally filed by The Pantry, Inc. (“The Pantry” or the “Company”) on October 31, 2003, in connection with the Company’s acquisition of 138 convenience stores operating under the Golden Gallon® name from Ahold USA, Inc. is being filed to amend Item 7 to include the financial information required under Items 7(a) and 7(b) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of business acquired.

The following financial information is hereby filed pursuant to Item 7(a) of Form 8-K as Exhibit 99.2 of this Current Report on Form 8-K/A:

Audited financial statements of Golden Gallon Group (“Golden Gallon”) as of October 4, 2003, December 28, 2002 and December 29, 2001, and for the nine-months ended October 4, 2003 and the fiscal years ended December 28, 2002 and December 29, 2001.

(b) Pro forma financial information.

The following financial information is hereby filed pursuant to Item 7(b) of Form 8-K as Exhibit 99.3 of this Current Report on Form 8-K/A:

The following unaudited pro forma consolidated financial data of the Company and Golden Gallon are provided below:

1.	Introduction to Unaudited Pro Forma Financial Data;

2.	Unaudited Pro Forma Balance Sheet Data as of September 25, 2003;

3.	Notes to Unaudited Pro Forma Balance Sheet Data;

4.	Unaudited Pro Forma Statement of Operations Data for the Year Ended September 25, 2003; and

5.	Notes to Unaudited Pro Forma Statements of Operations Data.

(c) Exhibits

Exhibit No.	Description of Document

2.1 *	Purchase Agreement dated August 25, 2003 by and among the Company, Ahold Real Properties, LLC, Golden Gallon Holding LLC, Golden Gallon-GA LLC, Golden Gallon-TN LLC, and for limited purposes, Ahold USA, Inc., BI-LO, LLC and BI-LO Brands, Inc.

2.2 *	List of Exhibits and Schedules omitted from the Purchase Agreement referenced in Exhibit 2.1 above.

2.3 *	Purchase and Sale Agreement dated October 9, 2003 by and among the Company, RI TN 1, LLC, RI TN 2, LLC, RI GA 1, LLC and Crestnet 1, LLC.

2.4 *	List of Exhibits omitted from the Purchase and Sale Agreement referenced in Exhibit 2.3 above.

2.5 *	Form of Lease Agreement between the Company and certain parties to the Purchase and Sale Agreement referenced in Exhibit 2.3 above.

2.6 *	Intellectual Property Transfer and Agreement to be Bound dated October 16, 2003 by and between Koninklijke Ahold N.V. and the Company.

2.7 *	List of Schedules and Exhibits omitted from Intellectual Property Transfer and Agreement to be Bound referenced in Exhibit 2.6 above.

23.1	Consent of Deloitte and Touche LLP.

99.1	*	First Amendment to Credit Agreement dated October 16, 2003 by and among the Company, as borrower, R&H Maxxon, Inc., and Kangaroo, Inc., subsidiaries of the Company, as guarantors, Wachovia, as administrative agent and lender, Wells Fargo, as syndication agent and lender and certain other lenders, as identified in the signature pages thereto. Audited financial statements as of October 16, 2003 and December 28, 2002 and for each of the three years in the period ended October 16, 2003

99.2		Audited Financial Statements of Golden Gallon as of October 4, 2003, December 28, 2002 and December 29, 2001, and for the nine months ended October 4, 2003 and the fiscal years ended December 28, 2002 and December 29, 2001.

99.3		Unaudited Pro Forma Consolidated Financial Data of the Company and Golden Gallon.

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ DANIEL J. KELLY
Daniel J. Kelly Vice President Finance, Chief Financial Officer and Assistant Secretary (Authorized Officer and Principal Financial Officer)

Date: December 9, 2003